Exhibit 32

Section 906 Certification

Certification of Chief Executive Officer and Chief Financial Officer Pursuant to

18 U.S.C. § 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. § 1350, updated pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Host Hotels & Resorts, Inc., the sole general partner of Host Hotels & Resorts, L.P., (the “Company”) hereby certify, to such officers’ knowledge, that:

(i) the accompanying Quarterly Report on Form 10-Q of the Company for the period ended September 11, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 15, 2009

/s/ W. Edward Walter
W. Edward Walter
Chief Executive Officer of Host Hotels & Resorts, Inc.

/s/ Larry K. Harvey
Larry K. Harvey
Chief Financial Officer of Host Hotels & Resorts, Inc.

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